                                                                    Exhibit 99.7


(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------





                               ABS NEW TRANSACTION




                             COMPUTATIONAL MATERIALS




                          $[840,000,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-BC2




                                  (SURF LOGO)




                           WILSHIRE CREDIT CORPORATION
                                    SERVICER


                             J.P. MORGAN CHASE BANK
                                     TRUSTEE


                                  MAY [9], 2005


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                            GROUP 1 FIRST LIENS
-----------------------------------------------------------------------------------------------------------
                                 AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                 PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
FICO             NUMBER OF        BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL
SCORE          MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC
-----          --------------   -----------     ----      ------     -----   -----------     ---      ---
Not Available               5  $    354,568       0.07%    8.506%        NA     $ 70,914    77.70%   67.28%
476 to 500                  2  $    315,074       0.07%    8.415%       500     $157,537    84.17%  100.00%
501 to 525                 82  $ 11,513,716       2.39%    7.959%       515     $140,411    73.16%   76.02%
526 to 550                281  $ 37,864,484       7.86%    7.600%       539     $134,749    77.54%   86.33%
551 to 575                532  $ 70,854,818      14.70%    7.524%       564     $133,186    80.16%   79.18%
576 to 600                779  $ 99,186,983      20.58%    7.228%       588     $127,326    81.05%   79.65%
601 to 625                873  $114,222,951      23.70%    7.052%       613     $130,840    82.84%   68.26%
626 to 650                615  $ 84,800,229      17.60%    7.004%       637     $137,887    84.31%   49.94%
651 to 675                308  $ 39,633,034       8.22%    6.840%       660     $128,679    83.63%   46.48%
676 to 700                107  $ 13,055,556       2.71%    6.613%       687     $122,015    78.89%   34.51%
701 to 725                 47  $  5,674,729       1.18%    6.557%       711     $120,739    79.31%   24.77%
726 to 750                 26  $  3,183,736       0.66%    6.439%       739     $122,451    80.70%   19.85%
751 to 775                  7  $    773,298       0.16%    6.382%       761     $110,471    80.00%   17.20%
776 to 800                  5  $    500,872       0.10%    6.847%       782     $100,174    80.00%   48.10%
                        -----  ------------     ------     -----        ---     --------    -----   ------
TOTAL:                  3,669  $481,934,048     100.00%    7.175%       605     $131,353    81.58%   66.97%
                        =====  ============     ======     =====        ===     ========    =====   ======

                                            GROUP 1 SECOND LIENS
-----------------------------------------------------------------------------------------------------------
                                 AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                 PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
FICO             NUMBER OF        BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL
SCORE          MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC
-----          --------------   -----------     ----      ------     -----   -----------     ---      ---
526 to 550                  1  $     35,358       0.10%   10.550%       550      $35,358   100.00%  100.00%
551 to 575                  2  $     82,757       0.24%   10.270%       564      $41,379    95.60%   43.99%
576 to 600                 49  $  1,647,805       4.81%   10.415%       592      $33,629    99.36%   94.63%
601 to 625                184  $  6,358,193      18.58%   10.109%       614      $34,555    99.89%   82.82%
626 to 650                247  $  8,763,774      25.61%   10.306%       638      $35,481    99.71%   44.43%
651 to 675                222  $  8,101,492      23.67%   10.141%       662      $36,493    99.86%   23.99%
676 to 700                127  $  4,695,514      13.72%   10.029%       686      $36,973    99.74%   20.59%
701 to 725                 57  $  2,008,599       5.87%   10.180%       711      $35,239    99.75%    9.36%
726 to 750                 41  $  1,630,628       4.76%   10.083%       737      $39,771    99.79%   16.24%
751 to 775                 16  $    591,538       1.73%   10.049%       763      $36,971    99.72%   15.68%
776 to 800                  6  $    216,399       0.63%   10.070%       789      $36,066   100.00%   27.82%
801 to 825                  2  $     91,404       0.27%    9.760%       804      $45,702   100.00%   38.93%
                        -----  ------------     ------    ------        ---      -------   ------   ------
TOTAL:                    954  $ 34,223,461     100.00%   10.172%       656      $35,874    99.77%   41.91%
                        =====  ============     ======    ======        ===      =======   ======   ======

                                            GROUP 2 FIRST LIENS
-----------------------------------------------------------------------------------------------------------
                                 AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                 PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
FICO             NUMBER OF        BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL
SCORE          MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC
-----          --------------   -----------     ----      ------     -----   -----------     ---      ---
Not Available               4  $    398,206       0.13%    9.461%        NA     $ 99,552    77.06%  100.00%
501 to 525                 12  $  1,962,693       0.65%    8.369%       512     $163,558    76.98%   76.15%
526 to 550                 63  $ 13,273,480       4.38%    7.540%       541     $210,690    76.70%   76.13%
551 to 575                227  $ 38,046,183      12.55%    8.094%       565     $167,604    81.82%   76.87%
576 to 600                167  $ 38,782,524      12.79%    7.264%       588     $232,231    83.36%   73.68%
601 to 625                248  $ 59,733,478      19.70%    6.875%       613     $240,861    83.25%   62.01%
626 to 650                248  $ 66,409,653      21.90%    6.652%       638     $267,781    85.15%   42.73%
651 to 675                168  $ 43,218,136      14.25%    6.595%       661     $257,251    82.65%   21.95%
676 to 700                 84  $ 21,320,515       7.03%    6.413%       686     $253,816    79.58%   18.31%
701 to 725                 35  $  8,122,203       2.68%    6.364%       712     $232,063    80.00%   13.88%
726 to 750                 25  $  6,500,462       2.14%    6.335%       735     $260,018    79.92%    6.57%
751 to 775                 15  $  3,270,134       1.08%    6.628%       762     $218,009    80.00%   12.97%
776 to 800                  6  $  1,952,439       0.64%    6.609%       794     $325,407    80.00%    0.00%
801 to 825                  1  $    222,960       0.07%    6.575%       803     $222,960    80.00%    0.00%
                        -----  ------------     ------    ------        ---     --------   ------   ------
TOTAL:                  1,303  $303,213,067     100.00%    6.969%       626     $232,704    82.60%   49.67%
                        =====  ============     ======    ======        ===     ========   ======   ======

                                            GROUP 2 SECOND LIENS
-----------------------------------------------------------------------------------------------------------
                                 AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                 PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
FICO             NUMBER OF        BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL
SCORE          MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC
-----          --------------   -----------     ----      ------     -----   -----------     ---      ---
551 to 575                  1  $     86,833       0.42%   10.750%       571      $86,833   100.00%    0.00%
576 to 600                 13  $    768,001       3.72%   10.828%       593      $59,077   100.00%   89.54%
601 to 625                102  $  4,960,026      24.04%   10.855%       616      $48,628    99.63%   59.52%
626 to 650                110  $  5,562,767      26.96%   10.857%       639      $50,571    99.26%   17.33%
651 to 675                 72  $  4,464,759      21.64%   10.414%       663      $62,011    99.57%   14.15%
676 to 700                 32  $  2,299,920      11.15%   10.219%       685      $71,872    99.39%   11.32%
701 to 725                 13  $    983,044       4.77%   10.169%       712      $75,619   100.00%   18.77%
726 to 750                  9  $    714,386       3.46%    9.934%       735      $79,376   100.00%    0.00%
751 to 775                  6  $    409,306       1.98%    9.969%       760      $68,218    99.99%   11.46%
776 to 800                  4  $    380,940       1.85%   10.172%       794      $95,235   100.00%    0.00%
                        -----  ------------     ------    ------        ---      -------   ------   ------
TOTAL:                    362  $ 20,629,982     100.00%   10.593%       654      $56,989    99.55%   27.76%
                        =====  ============     ======    ======        ===      =======   ======   ======